Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Cash Reserves Fund, a series of Scudder Portfolios, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                                 /s/Richard T. Hale
                                                  Richard T. Hale
                                                  Chief Executive Officer
                                                  Scudder Cash Reserves Fund, a
                                                  series of Scudder Portfolios

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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Cash Reserves Fund, a series of Scudder Portfolios, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                                  /s/Charles A. Rizzo
                                                   Charles A. Rizzo
                                                   Chief Financial Officer
                                                   Scudder Cash Reserves Fund, a
                                                   series of Scudder Portfolios